                                                                     EXHIBIT 4.4

                                        [Five-Year Terminable Warrant Agreement]


                                   TiVo Inc.

                                      and


                             The Bank of New York
                               as Warrant Agent


                               WARRANT AGREEMENT

                          DATED as of August 28, 2001

                               TABLE OF CONTENTS

                                                                                             Page Number
                                                                                             -----------
SECTION 1.  Definitions......................................................................          1
SECTION 2.  Appointment of Warrant Agent.....................................................          4
SECTION 3.  Form of Warrant Certificates.....................................................          4
SECTION 4.  Execution of Warrant Certificates................................................          4
SECTION 5.  Registration, Countersignature and Issuance of Temporary Warrant Certificates....          5
SECTION 6.  Registration of Transfers and Exchanges..........................................          6
SECTION 7.  Lost, Stolen, Destroyed, Defaced or Mutilated Warrant Certificates...............         13
SECTION 8.  Offices for Exercise, Etc........................................................         14
SECTION 9.  Duration of Warrants; Early Termination of Warrants..............................         14
SECTION 10. Exercise, Exercise Price, Settlement and Delivery; Separation of Warrants........         15
SECTION 11. Cancellation of Warrant Certificates.............................................         18
SECTION 12. Adjustment of Exercise Price and Number of Shares Issuable.......................         18
SECTION 13. Effect of Reclassification, Consolidation, Merger or Sale........................         27
SECTION 14. Taxes on Shares Issued...........................................................         28
SECTION 15. Reservation of Shares; Shares to Be Fully Paid; Listing of Common Stock..........         28
SECTION 16. Fractional Warrants and Fractional Shares........................................         29
SECTION 17. Notice to Warrantholders Prior to Certain Actions................................         29
SECTION 18. Merger, Consolidation or Change of Name of Warrant Agent.........................         30
SECTION 19. Warrant Agent....................................................................         30
SECTION 20. Disposition of Proceeds of Exercise of Warrants..................................         32
SECTION 21. Change of Warrant Agent..........................................................         32
SECTION 22. Notices to Company and Warrant Agent.............................................         33
SECTION 23. Supplements and Amendments.......................................................         33
SECTION 24. Successors.......................................................................         34
SECTION 25. Termination......................................................................         34
SECTION 26. Governing Law....................................................................         34
SECTION 27. Benefits of This Agreement.......................................................         34
SECTION 28. Counterparts.....................................................................         34

Exhibit A   Form of Warrant..................................................................        A-1
Exhibit B   Form of Transfer Letter of Representations.......................................        B-1

     WARRANT AGREEMENT ("Agreement") dated as of August 28, 2001, between TiVo
                         ---------
Inc., a Delaware corporation (together with any successor thereto, the "Company"), and The Bank of New York, a New York banking corporation, not in its
 -------
individual capacity but solely as warrant agent (together with any successor warrant agent, the "Warrant Agent").
                    -------------

     WHEREAS, the Company has entered into purchase or acquisition agreements with certain purchasers or acquirors (the "Purchasers"), in which the Company
                                           ----------
has agreed to issue and/or sell to the Purchasers (i) an aggregate principal amount of $51,750,000 of its 7% Convertible Senior Notes due 2006 (the "Notes")
                                                                        -----
to be issued under an Indenture dated as of August 28, 2001 between the Company and The Bank of New York, a New York banking corporation, as trustee (in such capacity, the "Trustee"), (ii) warrants to purchase 2,682,600 shares of the
               -------
Company's  common stock, par value $.001 per share (the "Common Stock"), (iii)
                                                         ------------
and 4,064,542  units (each a "Unit," and collectively, the "Units"), each
                              ----                          -----
consisting of (a) one warrant (a "One-Year Warrant") to purchase one share of
                                  ----------------
Common Stock and (b) one warrant (a "Warrant," and collectively the "Warrants",
                                     -------                         --------
and the certificates evidencing the Warrants hereinafter referred to as the "Warrant Certificates") to purchase 0.33 of one share of Common Stock.
 --------------------

     WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company to assist the Company in connection with the issuance, exchange, cancellation, replacement and exercise of the Warrants, and this Agreement sets forth, among other things, the terms and conditions on which the Warrants may be issued, exchanged, cancelled, replaced and exercised;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

     SECTION 1. Definitions. The terms defined in this Section 1 (except as
                -----------
herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Agreement shall have the respective meanings specified in this Section 1. The words "herein," "hereof," "hereunder," and words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision. The terms defined in this Section include the plural as well as the singular.

     Affiliate: The term "Affiliate" of any specified person shall mean any
     ---------
other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control," when used with respect to any specified person means the power to direct or cause the direction of the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Board of Directors: The term "Board of Directors" shall mean the Board of
     ------------------
Directors of the Company or a committee of such Board duly authorized to act for it hereunder.

     Board Resolution: The term "Board Resolution" means a copy of a resolution
     ----------------
certified by the Secretary or any Assistant Secretary of the Company to have been duly adopted by the Board of

Directors, or duly authorized committee thereof (to the extent permitted by applicable law), and to be in full force and effect on the date of such certification, and delivered to the Warrant Agent.

     Business Day:  The term "Business Day" means each Monday, Tuesday,
     ------------
Wednesday, Thursday and Friday which is not a day on which the banking institutions in The City of New York or the city in which the Corporate Office is located are authorized or obligated by law or executive order to close or be closed.

     Cashless Exercise.  The term "Cashless Exercise" shall have the meaning
     -----------------
specified in Section 10(b).

     Cashless Exercise Ratio:  The term "Cashless Exercise Ratio" shall have the
     -----------------------
meaning specified in Section 10(b).

     Close of business:  The term "close of business" means 5 p.m. (New York
     -----------------
City time).

     Corporate Office:  The term "Corporate Office," or other similar term,
     ----------------
shall mean the office of the Warrant Agent maintained for the purpose of exchanging, transferring or exercising the Warrants, which office is, at the date as of which this Agreement is dated, located at 101 Barclay Street, Floor 21W, New York, N.Y. 10286, Attention: Corporate Trust Administration.

     Exchange Act:  The term "Exchange Act" means the Securities Exchange Act of
     ------------
1934, as amended, and the rules and regulations promulgated thereunder.

     Exercise Date:  The term "Exercise Date" shall have the meaning specified
     -------------
in Section 10(c).

     Exercise Form:  The term "Exercise Form" shall have the meaning specified
     -------------
in Section 10(a).

     Exercise Price:  The term "Exercise Price" shall mean the exercise price as
     --------------
specified in the form of the Warrant Certificate (herein called the "Exercise Price"), attached as Exhibit A hereto, subject to adjustment from time to time
                     ---------
upon the occurrence of the events enumerated in Section 12.

     Exercise Price Per Share:  The term "Exercise Price Per Share" shall have
     ------------------------
the meaning specified in Section 10(b).

     Expiration Time:  The term "Expiration Time" shall have the meaning
     ---------------
specified in Section 12(f).

     Individual Accredited Investor:  The term "Individual Accredited Investor"
     ------------------------------
shall mean an individual "accredited investor" as defined in Rule 501(a)(5) or
(6) of Regulation D under the Securities Act.

     Institutional Accredited Investor:  The term "Institutional Accredited
     ---------------------------------
Investor" shall mean an institutional "accredited investor" as such term is defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

     Officer's Certificate:  The term "Officer's Certificate", when used with
     ---------------------
respect to the Company, shall mean a certificate signed by one of the President, the Chief Executive Officer, Chief Financial Officer, Executive or Senior Vice President or any Vice President (whether or not designated by a number or numbers or word added before or after the title "Vice President"), that is delivered to the Warrant Agent.

     One-Year Warrant Agreement:  The term "One-Year Warrant Agreement" shall
     --------------------------
mean the Warrant Agreement, dated August 28, 2001, by and between the Company and The Bank of New York, as warrant agent, relating to the One-Year Warrants.

     Opinion of Counsel:  The term "Opinion of Counsel" shall mean an opinion in
     ------------------
writing signed by legal counsel, who may be an employee of or counsel to the Company, which is delivered to the Warrant Agent.

     Person:  The term "person" shall mean an individual, a corporation, a
     ------
limited liability company, an association, a partnership, an individual, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof.

     Registration Rights Agreement:  The term "Registration Rights Agreement"
     -----------------------------
means that certain Registration Rights Agreement, dated as of August 28, 2001, between the Company and the Purchasers, as such agreement may be amended from time to time.

     Restricted Securities:  The term "Restricted Securities" has the meaning
     ---------------------
specified in Section 6(c).

     Rule 144A:  The term "Rule 144A" shall mean Rule 144A as promulgated under
     ---------
the Securities Act.

     Securities Act:  The term "Securities Act" means the Securities Act of
     --------------
1933, as amended, and the rules and regulations promulgated thereunder.

     Separation Date:  The term "Separation Date" shall have the meaning
     ---------------
specified in Section 10(f).

     Subsidiary:  The term "Subsidiary" means a corporation more than 50% of the
     ----------
outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

     Trading Day:  The term "Trading Day" has the meaning specified in Section
     -----------
12(h)(v).

     Warrant Exercise Office.  The term "Warrant Exercise Office" shall have the
     -----------------------
meaning specified in Section 10(a).

     Warrantholder or holder:  The terms "Warrantholder" or "holder" as applied
     -----------------------
to any Warrant, or other similar terms (but excluding the term "beneficial holder"), shall mean any person in whose name at the time a particular Warrant is registered on the Warrant register.

     Warrant register:  The term "Warrant register" shall mean the register
     ----------------
maintained in the Corporate Office and in any other office or agency of the Company as designated herein, in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of the Warrants and transfers of Warrants.

     SECTION 2. Appointment of Warrant Agent. The Company hereby appoints the
                -----------------------------
Warrant Agent to act as agent for the Company in accordance with the instructions set forth hereinafter in this Agreement, and the Warrant Agent hereby accepts such appointment.

     SECTION 3. Form of Warrant Certificates. The Warrant Certificates may have
                ----------------------------
such letters, numbers or other marks of identification and such notations, legends and endorsements as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Warrants may be listed or designated for issuance, or to conform to usage.

     The Warrants shall be substantially in the form set forth in Exhibit A,
                                                                  ---------
which exhibit is hereby incorporated in and expressly made a part of this Agreement. Each Warrant Certificate shall represent such of the outstanding Warrants as shall be specified thereon.

     Warrants will be issued in registered form as definitive Warrant Certificates.

     Each Warrant shall evidence the right, subject to the provisions of this Agreement and of the applicable Warrant Certificate, to purchase 0.33 of one share of Common Stock, subject to adjustment pursuant to the provisions of
Section 12 hereof.

     Until the Separation Date (as defined in Section 10(f) hereof), each Warrant shall only be transferable or exchangeable as a Unit with a corresponding One-Year Warrant.

     SECTION 4. Execution of Warrant Certificates. Each Warrant Certificate,
                ---------------------------------
whenever issued, shall be dated as of the date of countersignature thereof by the Warrant Agent pursuant to Section 5 either upon initial issuance or upon exchange, substitution or transfer, shall be signed manually by, or bear the facsimile signature of, the Chairman of the Board or the Chief Executive Officer or the President or Executive or Senior Vice President or any Vice President (whether or not designated by a number or number of words added before or after the title "Vice President") of the Company, and shall be attested by the manual or facsimile signature of the Chief Financial Officer or Treasurer or Assistant Treasurer or Secretary or any Assistant Secretary of the Company.

     In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificates so signed shall have been countersigned by the Warrant Agent pursuant to Section 5, or disposed of by the Company, such Warrant Certificates nevertheless may be countersigned and delivered or disposed of as though such person had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Warrant Agreement any such person was not such an officer.

     SECTION 5. Registration, Countersignature and Issuance of Temporary Warrant
                ----------------------------------------------------------------
Certificates.
------------

          (a)  Registration and Countersignature.  Warrant Certificates
               ----------------------------------
distributed as provided for herein shall be registered in the names of the record holders of the Warrant Certificates to whom they are to be distributed.

     The Company and the Warrant Agent may deem and treat the registered holder of a Warrant Certificate as the absolute owner thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for the purpose of any exercise or conversion thereof and any distribution to the holder thereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

          (b)  Countersignature and Delivery. Subject to the second paragraph of
               -----------------------------
Section 4, Warrant Certificates shall be countersigned by manual signature and dated the date of countersignature by the Warrant Agent and shall not be valid for any purpose unless so countersigned and dated. The Warrant Certificates shall be numbered and shall be registered.

     Upon the receipt by the Warrant Agent of a written order of the Company, which order shall be signed manually by, or bear the facsimile signature of, the Chairman of the Board, the Chief Executive Officer, the President, any
Executive or Senior Vice President, or any Vice President (whether or not designated by a number or number of words added before or after the title "Vice President") and attested by the manual or facsimile signature of the Chief Financial Officer, Treasurer, Assistant Treasurer, Secretary or any Assistant Secretary of the Company, and shall specify the number of Warrants to be countersigned, the date of such Warrants and such other information as is necessary or as the Warrant Agent may reasonably request. Without any further action by the Company, the Warrant Agent is authorized, upon receipt from the Company at any time and from time to time of the Warrant Certificates, duly executed as provided in Section 4 hereof, to countersign the Warrant Certificates and make them available for delivery. Such countersignature shall be by a duly authorized signatory of the Warrant Agent (although it shall not be necessary for the same signatory to sign all Warrant Certificates).

     In case any authorized signatory of the Warrant Agent who shall have countersigned any of the Warrant Certificates shall cease to be such authorized signatory before the Warrant Certificate shall be disposed of by the Company, such Warrant Certificate nevertheless may be delivered or disposed of as though the person who countersigned such Warrant Certificate had not ceased to be such authorized signatory of the Warrant Agent; and any Warrant Certificate may be countersigned on behalf of the Warrant Agent by such persons as, at the actual time of countersignature of such Warrant Certificates, shall be the duly authorized signatories of the Warrant Agent, although at the time of the execution and delivery of this Agreement any such person is not such an authorized signatory.

          (c)  Temporary Warrant Certificates.  Pending the preparation of
               ------------------------------
definitive Warrant Certificates, the Company may execute, and the Warrant Agent shall, upon written request of the Company, countersign and make available for delivery, temporary Warrant Certificates, which are printed, lithographed, typewritten or otherwise produced, substantially of the tenor of the definitive Warrant Certificates in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Warrant Certificates may determine, as evidenced by their execution of such Warrant Certificates.

     The Company will promptly execute and deliver to the Warrant Agent definitive Warrant Certificates. After the preparation of definitive Warrant Certificates, the temporary Warrant Certificates shall be exchangeable for definitive Warrant Certificates upon surrender of the temporary Warrant Certificates at any office or agency maintained by the Company for that purpose pursuant to Section 8 hereof. Subject to the provisions of Section 6(h) hereof, such exchange shall be without charge to the holder. Upon surrender for cancellation of any one or more temporary Warrant Certificates, the Company shall execute, and the Warrant Agent shall countersign and deliver in exchange therefor, one or more definitive Warrant Certificates representing in the aggregate a like number of Warrants. Until so exchanged, the holder of a temporary Warrant Certificate shall in all respects be entitled to the same benefits under this Agreement as a holder of a definitive Warrant Certificate.

     SECTION 6. Registration of Transfers and Exchanges.
                ---------------------------------------

          (a) The Warrant Agent shall from time to time register in the Warrant register the transfer of any outstanding Warrant Certificates, upon surrender thereof accompanied by a written instrument of transfer in the form of the assignment appearing at the end of the form of the Warrant Certificate attached as Exhibit A hereto, duly executed by the registered holder or holders thereof
   ---------
or by the duly appointed legal representative thereof or by a duly authorized attorney . Such Warrant register shall be in written form or in any form capable of being converted into written form within a reasonable period of time. The Warrant Agent is hereby appointed "Warrant registrar" for the purpose of registering Warrants and transfers of Warrants as herein provided. Upon any such registration of transfer, a new Warrant Certificate of like tenor and representing in the aggregate a like number of Warrants shall be issued to the transferee and the surrendered Warrant Certificate shall be cancelled by the Warrant Agent.

     Warrant Certificates may be exchanged at the option of the holders thereof, when surrendered to the Warrant Agent at its Corporate Office, for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate a like number of Warrants. Warrant Certificates surrendered for exchange, transfer, exercise or conversion shall be cancelled by the Warrant Agent. Warrant Certificates cancelled as provided in this Section 6 shall then be disposed of by the Warrant Agent in accordance with its customary procedures.

     Neither the Company nor the Warrant Agent shall be required to exchange or register a transfer of any of the Warrants surrendered for exercise or, if a portion of any Warrant is surrendered for exercise, such portion thereof surrendered for exercise.

     The Warrant Agent is hereby authorized to countersign, in accordance with the provisions of Section 5 and this Section 6, the new Warrant Certificates required pursuant to the provisions of this Section, and for the purpose of any distribution of Warrant Certificates contemplated herein.

     Notwithstanding the foregoing, until the Separation Date with respect to any Warrant, such Warrant shall not be transferable without concurrent transfer of the One-Year Warrant with which such Warrant comprises a Unit. The Warrant Agent shall not accept for transfer or exchange any such Warrant that is submitted for transfer or exchange without the concurrent submission of such One-Year Warrant with which such Warrant comprises a Unit.

          (b) Prior and as a condition to any sale or transfer of a Warrant or the Common Stock issued upon exercise thereof that bears the restrictive legend set forth in Section 6(c) or Section 6(d), respectively (other than pursuant to a registration statement that has been declared effective under the Securities
Act), such transferee shall, unless the Company otherwise agrees in writing and so notifies the Warrant Agent, furnish to the Company and the Warrant Agent a signed letter containing representations and agreements relating to restrictions on transfer substantially in the form set forth in Exhibit B to this Agreement
                                                   ---------
and an opinion of counsel if the Company so requests (other than with respect to a transfer pursuant to an effective registration statement under the Securities
Act) and such certificates and other information as the Company and/or the Warrant Agent reasonably may require to confirm that any such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

          (c) Every Warrant that bears or is required under this Section 6(c) to bear the legend set forth in this Section 6(c) (together with any Common Stock issued upon exercise of the Warrants and required to bear the legend set forth in Section 6(d), collectively, the "Restricted Securities") shall be
                                          ---------------------
subject to the restrictions on transfer set forth in this Section 6(c) (including the legend set forth below), unless such restrictions on transfer shall be waived by written consent of the Company, and the holder of each such Restricted Security, by such holder's acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in Sections 6(c) and 6(d), the term "transfer" encompasses any sale, pledge, transfer or other disposition whatsoever of any Restricted Security.

     Until two (2) years after the original issuance date of any Warrant, any certificate evidencing such Warrant (and all securities issued in exchange therefor or substitution thereof, other than Common Stock, if any, issued upon exercise thereof which shall bear the legend set forth in Section 6(d), if applicable) shall bear a legend in substantially the following form (unless such Warrants have been transferred pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer), pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or unless otherwise agreed by the Company in writing, with notice thereof to the Warrant Agent):

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES
      --------------
     FOR THE BENEFIT OF THE ISSUER THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (1) TO THE ISSUER, (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER APPEARING ON THIS SECURITY), (3) TO A PERSON THAT IS AN ACCREDITED INVESTOR AS DEFINED IN RULE 501(A)(1), (2), (3), (5), (6) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER APPEARING ON THIS SECURITY) AND THAT IS ACQUIRING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION, AND A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER IS AN EXHIBIT TO THE AGREEMENT GOVERNING THIS SECURITY AND MAY BE OBTAINED FROM THE WARRANT AGENT) IS DELIVERED PRIOR TO SUCH TRANSFER BY THE TRANSFEREE TO THE ISSUER AND THE WARRANT AGENT, (4) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (6) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS. THE HOLDER HEREOF AGREES, THAT PRIOR TO SUCH TRANSFER, IT WILL FURNISH TO THE ISSUER AND THE WARRANT AGENT AN OPINION OF COUNSEL IF THE ISSUER SO REQUESTS (OTHER THAN WITH RESPECT TO A TRANSFER PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT) AND SUCH CERTIFICATES AND OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS AND IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER HEREOF AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF SUCH

     LEGEND. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE ISSUER THAT IT IS AN ACCREDITED INVESTOR AS DEFINED IN RULE 501(A)(1), (2), (3), (5), (6) OR (7) OF REGULATION D UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT.

     The Company may, but is not obligated to instruct the Warrant Agent to place the following legend on any Warrant held by or transferred to an "affiliate" (as defined in Rule 501(b) of Regulation D under the Securities Act) of the Company:

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE HELD BY A PERSON WHO MAY BE DEEMED TO BE AN AFFILIATE OF THE ISSUER FOR PURPOSES OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND MAY BE SOLD ONLY IN COMPLIANCE WITH RULE 144, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO A VALID EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT.

     Any Warrant (or security issued in exchange or substitution therefor) as to which such restrictions on transfer shall have expired in accordance with their terms may, upon surrender of the Warrant Certificate representing such Warrant for exchange to the Warrant registrar in accordance with the provisions of this
Section 6, be exchanged for a new Warrant Certificate, of like tenor and representing the same aggregate number of Warrants, which shall not bear the restrictive legend required by this Section 6(c).

          (d) Until the end of the holding period under Rule 144(k) of the Securities Act (or any successor provision) applicable to the Common Stock issued upon exercise of a Warrant, the stock certificate representing such Common Stock shall bear a legend in substantially the following form (unless such Common Stock has been sold pursuant to the exemption from registration provided by Rule 144 under the Securities Act or pursuant to a registration statement that has been declared effective under the Securities Act, and which continues to be effective at the time of such transfer, or such Common Stock has been issued upon the exercise of Warrants that have been transferred pursuant to a registration statement that has been declared effective under the Securities Act and which was effective at the time of such transfer, or unless otherwise agreed by the Company in writing with written notice thereof to the Warrant Agent and any transfer agent for the Common Stock):

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES
      --------------
     FOR THE BENEFIT OF THE ISSUER THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR

     OTHERWISE TRANSFERRED OTHER THAN (1) TO THE ISSUER, (2) IN THE EVENT THIS SECURITY BECOMES ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY
                      ---------
     BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER APPEARING ON THIS SECURITY), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER APPEARING ON THIS SECURITY),
     (4) TO A PERSON THAT IS AN ACCREDITED INVESTOR AS DEFINED IN RULE 501(A)(1), (2), (3), (5), (6) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER APPEARING ON THIS SECURITY) THAT IS ACQUIRING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION, AND A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER IS AN EXHIBIT TO THE AGREEMENT GOVERNING THIS SECURITY AND MAY BE OBTAINED FROM THE TRANSFER AGENT) IS DELIVERED PRIOR TO SUCH TRANSFER BY THE TRANSFEREE TO THE ISSUER AND THE TRANSFER AGENT, (5) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (7) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS. THE HOLDER HEREOF AGREES, THAT PRIOR TO SUCH TRANSFER, IT WILL FURNISH TO THE ISSUER AND THE TRANSFER AGENT AN OPINION OF COUNSEL IF THE ISSUER SO REQUESTS (OTHER THAN WITH RESPECT TO A TRANSFER PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT) AND SUCH CERTIFICATES AND OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY THE HOLDER OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS AND IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE

     SECURITIES ACT. THE HOLDER HEREOF AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE ISSUER THAT IT IS (1) AN ACCREDITED INVESTOR AS DEFINED IN RULE 501(A)(1),
     (2), (3), (5), (6) OR (7) OF REGULATION D UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (2) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT.

     The Company may, but is not obligated to instruct the transfer agent for the Company's Common Stock to place the following legend on any certificate evidencing shares of Common Stock held by or transferred to an "affiliate" (as defined in Rule 501(b) of Regulation D under the Securities Act) of the Company:

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE HELD BY A PERSON WHO MAY BE DEEMED TO BE AN AFFILIATE OF THE ISSUER FOR PURPOSES OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND MAY BE SOLD ONLY IN COMPLIANCE WITH RULE 144, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO A VALID EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT.

     Any such Common Stock as to which such restrictions on transfer shall have expired in accordance with their terms may, upon surrender of the certificates representing such shares of Common Stock for exchange in accordance with the procedures of the transfer agent for the Common Stock, be exchanged for a new certificate or certificates for a like aggregate number of shares of Common Stock, which shall not bear the restrictive legend required by this Section 6(d).

          (e) Any Warrant or Common Stock issued upon the exercise of a Warrant that, prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor rule), is purchased or owned by the Company or any Affiliate thereof may not be resold by the Company or such Affiliate unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction that results in such Warrants or Common Stock, as the case may be, no longer being "restricted securities" (as defined under Rule 144).
(f) Until the Separation Date, as defined in Section 10(f) hereof, any certificate evidencing any Warrant (and all securities issued in exchange therefor or substitution thereof, other than Common Stock issued upon exercise thereof) shall bear a legend (the "Unit Legend") in substantially the following
                                   -----------
form:

     EXCEPT AS DESCRIBED IN THE NEXT SENTENCE, EACH WARRANT REPRESENTED BY THIS CERTIFICATE MUST TRADE AS A UNIT WITH ONE ONE-YEAR WARRANT (AS DEFINED IN THE WARRANT AGREEMENT GOVERNING THIS SECURITY) AND MAY NOT BE TRANSFERRED OR EXCHANGED WITHOUT THE SIMULTANEOUS TRANSFER OR EXCHANGE OF CERTIFICATES REPRESENTING ONE ONE-YEAR WARRANT FOR EACH WARRANT BEING TRANSFERRED OR EXCHANGED. UPON THE EXERCISE OF THE ONE-YEAR WARRANTS TO WHICH ALL OR A PORTION OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE RELATE, SUCH WARRANTS (OR THE PORTION OF SUCH WARRANTS EQUAL TO THE NUMBER OF ONE-YEAR WARRANTS EXERCISED) MAY BE TRANSFERRED SEPARATELY AND THIS LEGEND SHALL BE REMOVED WITH RESPECT TO SUCH WARRANTS (OR THE PORTION OF SUCH WARRANTS EQUAL TO THE NUMBER OF ONE-YEAR WARRANTS EXERCISED).

          (g) Notwithstanding any provision of Section 6 to the contrary, in the event Rule 144(k) as promulgated under the Securities Act (or any successor rule) is amended to change the two-year period under Rule 144(k) (or the corresponding period under any successor rule), from and after receipt by the Warrant Agent of the Officer's Certificate and Opinion of Counsel provided for in this Section 6(f), (i) each reference in Section 6(c) and 6(d) to "two (2) years" shall be deemed for all purposes hereof to be references to such changed period and (ii) all corresponding references in the Warrants shall be deemed for all purposes hereof to be references to such changed period, provided that such changes shall not become effective if they are otherwise prohibited by, or would otherwise cause a violation of, the then-applicable federal securities laws . As soon as practicable after the Company has knowledge of the effectiveness of any such amendment to change the two-year period under Rule 144(k) (or the corresponding period under any successor rule), unless such changes would otherwise be prohibited by, or would otherwise cause a violation of, the then-applicable securities law, the Company shall provide to the Warrant Agent an Officer's Certificate and Opinion of Counsel informing the Warrant Agent of the effectiveness of such amendment and the effectiveness of the foregoing changes to Sections 6(c) and 6(d) and the Warrants. The provisions of this Section 6(f) will not be effective until such time as the Opinion of Counsel and Officer's Certificate have been received by the Warrant Agent hereunder. This Section 6(f) shall apply to successive amendments to Rule 144(k) (or any successor rule) changing the holding period thereunder.

          (h) The Warrant Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Agreement or under applicable law with respect to any transfer of any interest in any Warrant other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Agreement, and to examine the same to determine substantial compliance as to form with the express requirements hereof and thereof.

          (i) No service charge shall be charged to the Warrantholder for any exchange or registration of transfer of Warrants, but the Company may require payment of a sum sufficient to cover any tax, assessments or other governmental charges that may be imposed in connection with the issue and delivery of Warrant Certificates in any name other than that of such Warrantholder.

          (j) All Warrants surrendered for the purpose of exercise, repurchase, exchange or registration of transfer, shall, if surrendered to the Company or any Warrant registrar, be surrendered to the Warrant Agent and promptly canceled by it, or if surrendered to the Warrant Agent, shall be promptly canceled by it, and no Warrants shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Warrant Agent shall dispose of canceled Warrants in accordance with its customary procedures. If the Company shall acquire any of the Warrants, such acquisition shall not operate as a redemption of satisfaction of the indebtedness represented by such Warrants unless and until the same are delivered to the Warrant Agent for cancellation.

          (k) During any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, Warrantholders (or holders of interests therein) and prospective purchasers designated by such Warrantholders (or such holders of interests therein) shall have the right to obtain from the Company upon request by such Warrantholders (or such holders of interests) or prospective purchasers the information that would be required by paragraph
(d)(4)(i) of Rule 144A in connection with any transfer or proposed transfer of securities eligible to be transferred pursuant to Rule 144A. In addition, if the Common Stock is eligible for sale pursuant to Rule 144A, the holders of the shares of Common Stock issuable upon exercise of the Warrants and prospective purchasers designated by such holders shall have the right to obtain from the Company upon request by such holder or prospective purchasers, during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, the information required by paragraph (d)(4)(i) of Rule 144A in connection with any transfer or proposed transfer of such shares of Common Stock.

     SECTION 7.    Lost, Stolen, Destroyed, Defaced or Mutilated Warrant
                   -----------------------------------------------------
Certificates. Upon receipt by the Company and the Warrant Agent (or any agent of
------------
the Company or the Warrant Agent, if requested by the Company) of evidence satisfactory to them of the loss, theft, destruction, defacement, or mutilation of any Warrant Certificate and of indemnity satisfactory to them and, in the case of mutilation or defacement, upon surrender thereof to the Warrant Agent for cancellation, then, in the absence of notice to the Company or the Warrant Agent that such Warrant Certificate has been acquired by a bona fide purchaser
                                                           ---- ----
or holder in due course, the Company shall execute, and an authorized signatory of the Warrant Agent shall manually countersign and make available for delivery, in exchange for or in lieu of the lost, stolen, destroyed, defaced or mutilated Warrant Certificate, a new Warrant Certificate representing a like number of Warrants, bearing a number or other distinguishing symbol not contemporaneously outstanding. Every substitute Warrant Certificate executed and delivered pursuant to this Section 7 in lieu of any lost, stolen or destroyed Warrant Certificate shall constitute an additional contractual obligation of the Company, whether or not the lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of (but shall be subject to all the limitations of rights set forth in) this

Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this
Section 7 are exclusive with respect to the replacement of lost, stolen, destroyed, defaced or mutilated Warrant Certificates and shall preclude (to the extent lawful) any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of lost, stolen, destroyed, defaced or mutilated Warrant Certificates.

     The Warrant Agent is hereby authorized to countersign in accordance with the provisions of this Agreement and make available for delivery the new Warrant Certificates required pursuant to the provisions of this Section 7.

     SECTION 8.    Offices for Exercise, Etc. So long as any of the Warrants
                   -------------------------
remain outstanding, the Company shall designate and maintain in the Borough of Manhattan, the City of New York: (a) an office or agency where the Warrant Certificates may be presented for exercise, (b) an office or agency where the Warrant Certificates may be presented for registration of transfer and for exchange (including the exchange of temporary Warrant Certificates for definitive Warrant Certificates pursuant to Section 5(c) hereof), and (c) an office or agency where notices and demands to or upon the Company in respect of the Warrants or of this Agreement may be served. The Company may from time to time change or rescind such designation, as it may deem desirable or expedient; provided, however, that an office or agency shall at all times be maintained in the Borough of Manhattan, City of New York, as provided in the first sentence of this Section 8. In addition to such office or offices or agency or agencies, the Company may from time to time designate and maintain one or more additional offices or agencies within or outside the Borough of Manhattan, City of New York, where Warrant Certificates may be presented for exercise or for registration of transfer or for exchange, and the Company may from time to time change or rescind such designation, as it may deem desirable or expedient. The Company will give to the Warrant Agent written notice of the location of any such office or agency and of any change of location thereof. The Company hereby designates the Warrant Agent's Corporate Office, as the initial agency maintained for each such purpose. In case the Company shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notice may be served at the Corporate Office and the Company appoints the Warrant Agent as its agent to receive all such presentations, surrenders, notices and demands.

     SECTION 9.    Duration of Warrants; Early Termination of Warrants.
                   ---------------------------------------------------

          (a) The Warrants shall, subject to their earlier termination described below in Section 9(b), expire at 5:00 p.m., New York City time, on August 28, 2006 (such date, the "Expiration Date"). Each Warrant may be exercised on any
                      ---------------
Business Day on or prior to the close of business on the Expiration Date.

     Any Warrant not exercised before the close of business on the Expiration Date, or the Termination Date (as defined below) if applicable, as the case may be, shall become void, and all rights of the holder under the Warrant Certificate evidencing such Warrant and under this Agreement shall cease.

          (b) With respect to any Warrant, if at any time prior to the Expiration Date, the One-Year Warrant with which such Warrant comprises a Unit expires or terminates pursuant to the terms of the One-Year Warrant Agreement without having been exercised pursuant to the terms thereof (the date of such expiration or termination, the "Termination Date") then such Warrant shall
                                ----------------
become void, and all rights of the holder under the Warrant Certificate evidencing such Warrant and under this Agreement shall cease.

     SECTION 10.   Exercise, Exercise Price, Settlement and Delivery; Separation
                   -------------------------------------------------------------
of Warrants.
-----------

          (a) Warrants may be exercised at any time during the period commencing on the Separation Date and ending at 5:00 p.m., New York City time, on the Expiration Date by (i) surrendering, at any office or agency maintained for that purpose by the Company pursuant to Section 8 (each a "Warrant Exercise Office"),
                                                      -----------------------
the Warrant Certificate evidencing such Warrants with the exercise form appended to the Warrant Certificate (the "Exercise Form") duly completed and signed by
                                 -------------
the registered holder or holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney, and in the case of a transfer, such signature shall be guaranteed by an eligible guarantor institution, (ii) sending copies of such Exercise Form via facsimile to the Company, attention General Counsel ((650) 519-5333) and Latham & Watkins, attention John Donohue ((650) 463-2600), (iii) paying in full the Exercise Price for each such Warrant exercised and any other amounts required to be paid pursuant to Section 10(b) hereof, (iv) except in the event of a Cashless Exercise (as defined in Section 10(b)) or in the event of the exercise of a Warrant that has been transferred pursuant to a registration statement that has been declared effective under the Securities Act, and which was effective at the time of such transfer, furnishing to the Company and the Warrant Agent a signed letter containing certain representations and agreements relating to the restrictions on transfer set forth in Exhibit B hereto and an opinion of counsel
                                      ---------
if the Company so requests, and (v) providing such additional documentation or certifications as the Company and/or the Warrant Agent may reasonably request.

          (b) Simultaneously with the exercise of each Warrant, payment in full of the Exercise Price shall be made:

                    (i) in cash or by certified or official bank check to be delivered to the office or agency where the Warrant Certificate is being surrendered;

                    (ii) by tendering a principal amount of Notes in integral multiples of $1,000, including any accrued but unpaid interest thereon up to, but not including, the Exercise Date, equal to, together with any payment of cash pursuant to Section 10(b)(i) above, the Exercise Price; or

                    (iii) solely by the surrender of the applicable Warrant Certificate, and without the payment of the Exercise Price in cash, for such number of shares of Common Stock equal to the product of (1) the number of shares of Common Stock for which such Warrant is exercisable upon payment of the Exercise Price in cash as of the date of exercise and (2) the Cashless Exercise Ratio (such exercise, a "Cashless
                                                                --------
Exercise").
--------

For purposes of this Agreement, the "Cashless Exercise Ratio" shall equal a
                                     -----------------------
fraction, the numerator of which is the excess of the Closing Price per share of the Common Stock on the last Trading Day before the Exercise Date (determined as set forth in Section 10(c)) over the Exercise Price Per Share (as defined below) as of the last Trading Day before the Exercise Date and the denominator of which is the Closing Price per share of the Common Stock on the last Trading Day before the Exercise Date. Upon surrender of a Warrant Certificate representing more than one Warrant in connection with the holder's option to elect a Cashless Exercise, the number of shares of Common Stock deliverable upon a Cashless Exercise shall be equal to the number of shares of Common Stock for which such Warrants are exercisable (or if only a portion of such Warrants are being exercised, such number of shares of Common Stock issuable upon exercise of the Warrants that the holder specifies are to be exercised pursuant to a Cashless Exercise) upon payment of the Exercise Price in cash as of the date of exercise multiplied by the Cashless Exercise Ratio.

     In accordance with Section 10(e) hereof and subject to Section 16 hereof, if any holder exercises less than all of the Warrants evidenced by a Warrant Certificate, a new Warrant Certificate will be issued to such holders for the remaining number of Warrants. All provisions of this Agreement shall be applicable with respect to an exercise of a Warrant Certificate pursuant to a Cashless Exercise for less than the full number of Warrants represented thereby. "Exercise Price Per Share" means with respect to the Common Stock the Exercise
 ------------------------
Price divided by the number of shares of Common Stock for which a Warrant is then exercisable (without giving effect to the Cashless Exercise option). No payment or adjustment shall be made on account of any dividends on the shares of Common Stock issued upon exercise of a Warrant.

          (c) Upon such surrender of a Warrant Certificate, payment and collection of the Exercise Price at any Warrant Exercise Office (other than the Corporate Office), delivery of the letter and opinion of counsel referenced in
Section 10(a), if required, and delivery of such additional documentation or certifications as the Company and/or the Warrant Agent may reasonably request, such Warrant Certificate and payment shall be promptly delivered to the Warrant Agent. The "Exercise Date" for a Warrant shall be the date when all of the
            -------------
applicable items referred to in the first sentence of paragraphs (a) and (b) of this Section 10 are received by the Warrant Agent, the Company and Latham & Watkins, at or prior to 11:00 a.m., New York City time, on a Business Day and the exercise of the Warrants will be effective as of such Exercise Date. If any items referred to in the first sentence of such paragraphs (a) and (b) are received after 11:00 a.m., New York City time, on a Business Day, the exercise of the Warrants to which such item relates will be effective on the next succeeding Business Day. Notwithstanding the foregoing, in the case of an exercise of Warrants on the Expiration Date or the Termination Date, if applicable, if all of the items referred to in the first sentence of paragraphs
(a) and (b) are received by the Warrant Agent, the Company and Latham & Watkins, as applicable, at or prior to 5:00 p.m., New York City time, on such Expiration Date or Termination Date, the exercise of the Warrants to which such items relate will be effective on the Expiration Date or the Termination Date, if applicable. For purposes of determining satisfaction of the requirement set forth above with respect to the Exercise Date for any Warrant, any facsimile required to be sent shall be deemed to have been received on a given day if such facsimile was sent before 11:00 a.m., New York City time, on such date (or 5:00 p.m., New York City time, if such date is the Expiration Date or the Termination Date), to the number listed above (unless a different number is specified in a notice filed with the Warrant Agent and mailed by the Warrant Agent at the Company's expense to each holder of Warrants at such holder's address appearing on the Warrant register) and confirmation of the transmission of such facsimile is obtained.

          (d) Upon the exercise of a Warrant in accordance with the terms hereof, the receipt of a Warrant Certificate and payment of the Exercise Price (or election of the Cashless Exercise option), the Warrant Agent shall: (i) except to the extent exercise of the Warrant has been effected through Cashless Exercise, cause an amount equal to the Exercise Price to be paid to the Company by crediting the same to the account designated by the Company in writing to the Warrant Agent for that purpose; (ii) promptly advise the Company by telephone of the amount so deposited to the Company's account and promptly confirm such telephonic advice in writing; and (iii) as soon as practicable, advise the Company in writing of the number of Warrants exercised in accordance with the terms and conditions of this Agreement and the Warrant Certificates, the instructions of each exercising holder of the Warrant Certificates with respect to delivery of the shares of Common Stock to which such holder is entitled upon such exercise, and such other information as the Company shall reasonably request.

          (e) Subject to Section 6 hereof, the Company shall use its reasonable best efforts to issue or cause to be issued to or upon the written order of the registered holder of the Warrant Certificate evidencing such exercised Warrant or Warrants, the shares of Common Stock to which such holder is entitled, in fully registered form, registered in such name or names as may be directed by such holder pursuant to the Exercise Form, as appended to the Warrant Certificate, within three (3) Business Days of such Exercise Date, and in any event, shall issue or caused to be issued such shares within ten (10) Business Days of such Exercise Date. Such shares of Common Stock shall be deemed to have been issued and any persons who are designated to be named therein shall be deemed to have become the holder of record of such shares of Common Stock as of the close of business on the Exercise Date. After such exercise of any Warrant or Warrants, the Company shall also issue or cause to be issued to or upon the written order of the registered holder of such Warrant Certificate, a new Warrant Certificate, countersigned by the Warrant Agent pursuant to written instruction, evidencing the number of Warrants, if any, remaining unexercised unless such Warrants shall have expired.

          (f) The Warrants and the One-Year Warrants shall not be separately transferable prior to the Separation Date. The "Separation Date," with respect
                                                 ---------------
to any Warrant, shall be the date upon which the One-Year Warrant with which such Warrant comprises a Unit shall have been exercised in accordance with its terms and the terms of the One-Year Warrant Agreement. In connection with the exercise of such One-Year Warrant, the Warrant Certificate representing the Warrant with which such One-Year Warrant comprised a Unit shall be surrendered to the Warrant Exercise Office. Unless simultaneously exercised, as soon as practicable after the exercise of such One-Year Warrant, the Company shall issue, or cause to be issued to or upon the written order of the registered holder of the Warrant Certificate, a new Warrant Certificate representing such separated

Warrant, which does not bear the Unit Legend described in Section 6(e) hereof. If fewer than all Warrants represented by a Warrant Certificate shall be so separated, the Company shall issue, or cause to be issued to or upon the written order of the registered holder of such Warrant Certificate, a new Warrant Certificate representing the remaining number of unseparated Warrants, which Warrant Certificate shall bear the Unit Legend contained in Section 6(e) hereof.

     SECTION 11.   Cancellation of Warrant Certificates. Upon the termination of
                   ------------------------------------
any Warrant pursuant to Section 9(b), the Warrant Certificate evidencing such Warrant shall thereupon be surrendered by the holder thereof to the Warrant Agent, and when so delivered, shall be canceled by the Warrant Agent and retired. The Warrant Agent shall cancel all Warrant Certificates properly surrendered for exchange, substitution, transfer or exercise. The Warrant Agent shall dispose of such canceled Warrant Certificates in accordance with its customary procedures.

     SECTION 12.   Adjustment of Exercise Price and Number of Shares Issuable.
                   ----------------------------------------------------------
The Exercise Price, the number of Shares issuable upon the exercise of each Warrant and the number of Warrants outstanding are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 12.

            (a) In case the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, the Exercise Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Exercise Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the Record Date (as defined in Section 12(h)) fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the Record Date. If any dividend or distribution of the type described in this
Section 12(a) is declared but not so paid or made, the Exercise Price shall again be adjusted to the Exercise Price which would then be in effect if such dividend or distribution had not been declared.

            (b) In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

            (c) In case the Company shall issue rights or warrants to all holders of its outstanding shares of Common Stock entitling them (for a period expiring within forty-five (45) days after the date fixed for the determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as defined in Section 12(h)) on the Record Date fixed for the determination of stockholders entitled to receive such rights or warrants, the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect at the opening of business on the date after such Record Date by a fraction of which the numerator shall be the sum of the number of shares of Common Stock outstanding at the close of business on the Record Date plus the number of shares that the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at such Current Market Price, and of which the denominator shall be the sum of the number of shares of Common Stock outstanding at the close of business on the Record Date plus the total number of additional shares of Common Stock so offered for subscription or purchase.

     Such adjustment shall become effective immediately after the opening of business on the day following the Record Date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants the Exercise Price shall be readjusted to the Exercise Price that would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. In the event that such rights or warrants are not so issued, the Exercise Price shall again be adjusted to be the Exercise Price that would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors.

            (d) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of capital stock of the Company (other than any dividends or distributions to which Section 12(a) applies) or evidences of its indebtedness or other assets (including securities, but excluding (1) any rights or warrants referred to in Section 12(c) and (2) dividends and distributions paid exclusively in cash (except as set forth in
Section 12(e) and (f), (the foregoing hereinafter in this Section 12(d) called the "Securities")), unless the Company elects to reserve such Securities for
     ----------
distribution to the Warrantholders upon conversion of the Warrants so that any such holder converting Warrants will receive upon such conversion, in addition to the shares of Common Stock to which such holder is entitled, the amount and kind of such Securities which such holder would have received if such holder had converted its Warrants into Common Stock immediately prior to the Record Date (as defined in Section 12(h) for such distribution of the Securities) then, in each such case, the Exercise Price shall be reduced so that the same shall be equal to the price determined by multiplying the Exercise Price in effect immediately prior to the close of business on the Record Date (as defined in
Section 12(h)) with respect to such distribution by a fraction of which the numerator shall be the Current Market Price (determined as provided in Section 12(h)) on such date less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) on such date of the portion of the Securities so distributed applicable to one share of Common Stock and the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day following the Record Date; provided, however, that in the event the then fair market value (as
             --------  -------
so determined) of the portion of the Securities so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Warrantholder shall have the right to receive upon conversion of a Warrant (or any portion thereof) the amount of Securities such holder would have received had such holder converted such Warrant (or portion thereof) immediately prior to such Record Date.

     In the event that such dividend or distribution is not so paid or made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 12(d) by reference to the actual or when issued trading market for any securities comprising all or part of such distribution, it must in doing so consider the prices in such market over the same period (the "Reference Period") used in computing the Current Market Price pursuant to
-----------------
Section 12(h) to the extent possible, unless the Board of Directors in a Board Resolution reasonably determines that determining the fair market value during the Reference Period would not be in the best interest of the Warrantholder.

     In the event that the Company implements a new stockholder rights plan, such rights plan shall provide that upon exercise of the Warrants the holders will receive, in addition to the Common Stock issuable upon such exercise, the rights issued under such rights plan (notwithstanding the occurrence of an event causing such rights to separate from the Common Stock at or prior to the time of exercise). Any distribution of rights or warrants pursuant to a stockholder rights plan complying with the requirements set forth in the immediately preceding sentence of this paragraph shall not constitute a distribution of rights or warrants for the purposes of this Section 12(d).

     Rights or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"), (i) are deemed to be transferred with such shares of Common
---------------
Stock, (ii) are not exercisable, and (iii) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this Section 12(d) (and no adjustment to the Exercise Price under this Section 12(d) will be required) until the occurrence of the earliest Trigger Event. If such right or warrant is subject to subsequent events, upon the occurrence of which such right or warrant shall become exercisable to purchase different securities, evidences of indebtedness or other assets or entitle the holder to purchase a different number or amount of the foregoing or to purchase any of the foregoing at a different purchase price, then the occurrence of each such event shall be deemed to be the date of issuance and record date with respect to a new right or warrant (and a termination or expiration of the existing right or warrant without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto, that resulted in an adjustment to the Exercise Price under this Section 12(d), (1) in the case of any such rights or warrants that shall all have been redeemed or repurchased without exercise by any holders thereof, the Exercise Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants all of which shall have expired or been terminated without exercise, the Exercise Price shall be readjusted as if such rights and warrants had never been issued.

     For purposes of this Section 12(d) and Sections 12(a) and (c), any dividend or distribution to which this Section 12(d) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock to which Section 12(c) applies (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants other than such shares of Common Stock or rights or warrants to which Section 12(c) applies (and any Exercise Price reduction required by this Section 12(e) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Exercise Price reduction required by Sections 12(a) and (c) with respect to such dividend or distribution shall then be made, except
(A) the Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution", "Record Date fixed for such determination" and "Record Date" within the meaning of Section 12(a) and as "the date fixed for the determination of stockholders entitled to receive such rights or warrants", "the Record Date fixed for the determination of the stockholders entitled to receive such rights or warrants" and "such Record Date" within the meaning of Section 12(c) and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 12(a).

          (e) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed upon a merger or consolidation to which Section 13 applies or as part of a distribution referred to in Section 12(d)), in an aggregate amount that, combined together with (1) the aggregate amount of any other such distributions to all holders of its Common Stock made exclusively in cash within the twelve
(12) months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to this Section 12(e) has been made, and (2) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of consideration payable in respect of any tender offer by the Company or any of its subsidiaries for all or any portion of the Common Stock concluded within the twelve (12) months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to Section 12(f) has been made, exceeds 10% of the product of the Current Market Price (determined as provided in Section 12(h)) on the Record Date with respect to such distribution times the number of shares of Common Stock outstanding on such date, then, and in each such case, immediately after the close of business on such date, the Exercise Price shall be reduced so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the close of business on such Record Date by a fraction (i) the numerator of which shall be equal to the Current Market Price on the Record Date less an amount equal to the quotient of (x) the excess of such combined amount over such 10% and (y) the number of shares of Common Stock outstanding on the Record Date and (ii) the denominator of which shall be equal to the Current Market Price on such date; provided, however, that in the event the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price of the Common Stock on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Warrantholder shall have the right to receive upon exercise of a Warrant (or any portion thereof) the amount of cash such holder would have received had such holder exercised such Warrant (or portion thereof) immediately prior to such Record Date . In the event that such dividend or distribution is not so paid or made, the Exercise Price shall again be adjusted to be the Exercise Price that would then be in effect if such dividend or distribution had not been declared.

          (f) In case a tender offer made by the Company or any Subsidiary for all or any portion of the Common Stock shall expire and such tender offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) that combined together with (1) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of the expiration of such tender offer, of consideration payable in respect of any other tender offers, by the Company or any of its subsidiaries for all or any portion of the Common Stock expiring within the twelve (12) months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to this Section 12(f) has been made and (2) the aggregate amount of any distributions to all holders of the Company's Common Stock made exclusively in cash within twelve
(12) months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to Section 12(e) has been made, exceeds 10% of the product of the Current Market Price (determined as provided in Section 12(h)) as of the last time (the "Expiration Time") tenders could have been made pursuant
                       ---------------
to such tender offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to close of business on the date of the Expiration Time by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time multiplied by the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the
                                   ----------------
number of shares of Common Stock outstanding (less any Purchased Shares) on the

Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction (if any) to become effective immediately prior to the opening of business on the day following the Expiration Time. .In the event that the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Exercise Price shall again be adjusted to be the Exercise Price that would then be in effect if such tender offer had not been made. If the application of this Section 12(f) to any tender offer would result in an increase in the Exercise Price, no adjustment shall be made for such tender offer under this Section 12(f).

          (g) In case of a tender or exchange offer made by a person other than the Company or any Subsidiary for an amount that increases the offeror's ownership of Common Stock to more than 25% of the Common Stock outstanding and shall involve the payment by such person of consideration per share of Common Stock having a fair market value (as determined by the Board of Directors in good faith, whose determination shall be conclusive, and described in a resolution of the Board of Directors) at the last time (the "Expiration Time")
                                                             ---------------
tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, and in which, as of the Expiration Time the Board of Directors is not recommending rejection of the offer, the Exercise Price shall be reduced so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the Expiration Time by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) on the Expiration Time multiplied by the current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of
                    ----------------
shares of Common Stock outstanding (less any Purchased Shares) on the Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time.

     In the event that such person is obligated to purchase shares pursuant to any such tender or exchange offer, but such person is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Exercise Price shall again be adjusted to be the Exercise Price that would then be in effect if such tender or exchange offer had not been made. Notwithstanding the foregoing, the adjustment described in this Section 12(g) shall not be made if, as of the Expiration Time, the offering documents with respect to such offer disclose a plan or intention to cause the Company to engage in any transaction described in Section 13.

          (h) For purposes of this Section 12, the following terms shall have the meaning indicated:

               (i)    "Closing Price" with respect to any securities on any day
                       -------------
shall mean the closing sale price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in each case on the Nasdaq National Market or New York Stock Exchange, as applicable, or, if such security is not listed or admitted to trading on such National Market or Exchange, on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose, or a price determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution.

               (ii)   "Current Market Price" shall mean the average of the daily
                       --------------------
Closing Prices per share of Common Stock for the ten (10) consecutive Trading Days immediately prior to the date in question; provided, however, that (1) if the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Exercise Price pursuant to Section 12(a), (b), (c), (d), (e), (f) or (g) occurs during such ten (10) consecutive Trading Days, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the Exercise Price is so required to be adjusted as a result of such other event, (2) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Exercise Price pursuant to
Section 12(a), (b), (c), (d), (e), (f) or (g) occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Exercise Price is so required to be adjusted as a result of such other event, and (3) if the "ex" date for the issuance or distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause
(1) or (2) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of Section 12(d),
(f) or (g), whose determination shall be conclusive and described in a Board Resolution) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date. For purposes of any computation under Sections 12(f) or (g), the Current Market Price of the Common Stock on any date shall be deemed to be the average of the daily Closing Prices per share of Common Stock for such day and the next two succeeding Trading Days; provided, however, that if the "ex" date for any event (other than the tender offer requiring such computation) that requires an adjustment to the Exercise Price pursuant to Section 12(a), (b), (c), (d), (e), (f) and (g) occurs on or after the Expiration Time for the tender or exchange offer requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Exercise Price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date, (1) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, (2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and
(3) when used with respect to any tender or exchange offer means the first date on which the Common Stock trades regular way on such exchange or in such market after the Expiration Time of such offer. Notwithstanding the foregoing, whenever successive adjustments to the Exercise Price are called for pursuant to this
Section 12, such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of this Section 12 and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.

               (iii)  "Fair market value" shall mean the amount which a willing
                       -----------------
buyer would pay a willing seller in an arm's length transaction.

               (iv)   "Record Date" shall mean, with respect to any dividend,
                       -----------
distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

               (v)    "Trading Day" shall mean (x) if the applicable security is
                       -----------
listed or admitted for trading on the New York Stock Exchange or another national security exchange, a day on which the New York Stock Exchange or such other national security exchange, as applicable, is open for business or (y) if the applicable security is quoted on the Nasdaq National Market, a day on which trades may be made thereon or (z) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

          (i) The Company may make such reductions in the Exercise Price, in addition to those required by Sections 12(a), (b), (c), (d), (e), (f) and (g), as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

     To the extent permitted by applicable law, the Company from time to time may reduce the Exercise Price by any amount for any period of time if the period is at least twenty (20) days, the reduction is irrevocable during such period and the Board of Directors shall have made a determination that such reduction would be in the best interests of the Company, which determination shall be conclusive and described in a Board Resolution. Whenever the Exercise Price is reduced pursuant to the preceding sentence, the Company shall mail to the holder of each

Warrant at his last address appearing on the Warrant register provided for in
Section 8 a notice of the reduction at least fifteen (15) days prior to the date the reduced Exercise Price is to take effect, and such notice shall state the reduced Exercise Price and the period during which it will be in effect.

          (j) No adjustment in the Exercise Price shall be required under this
Section 12 unless such adjustment would require an increase or decrease of at least 1% in the Exercise Price; provided, however, that any adjustments which by
                                --------  -------
reason of this Section 12(j) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 12 shall be made by the Company and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be. No adjustment need be made for a change in the par value or no par value of the Common Stock.

          (k) Whenever the Exercise Price is adjusted as provided in this
Section 12, the Company shall promptly file with the Warrant Agent an Officer's Certificate setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. The Warrant Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of such adjustment unless and until it shall have received such certificate. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Exercise Price setting forth the adjusted Exercise Price and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Exercise Price to the holder of each Warrant at his last address appearing on the Warrant register provided for in Section 8, within twenty (20) days of the effective date of such adjustment. Failure to deliver such notice shall not effect the legality or validity of any such adjustment.

          (l) In any case in which this Section 12 provides that an adjustment shall become effective immediately after a Record Date for an event, the Company may defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such Record Date and before the occurrence of such event the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 17.

          (m) For purposes of this Section 12, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

          (n) Upon each adjustment of the Exercise Price pursuant to this
Section 12, each Warrant shall thereupon evidence the right to purchase that number of shares of Common Stock (calculated to the nearest hundredth of a share) obtained by multiplying the number of shares of Common Stock purchasable immediately prior to such adjustment upon exercise of the Warrant by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment. The adjustment pursuant to this Section 12(o) to the number of shares of Common Stock purchasable upon exercise of a Warrant shall be made each time an adjustment of the Exercise Price is made pursuant to this Section 12 (or would be made but for Section 12(j) hereof).

     SECTION 13.   Effect of Reclassification, Consolidation, Merger or Sale. If
                   ---------------------------------------------------------
any of the following events occur, namely (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation, merger or combination of the Company with another person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock,
(iii) any statutory exchange, as a result of which holders of Common Stock generally shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock (such transaction, a "Statutory Exchange"), (iv) any sale or conveyance of the
                      ------------------
properties and assets of the Company as, or substantially as, an entirety to any other person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing person, as the case may be, shall execute with the Warrant Agent a supplemental warrant agreement providing that such Warrant shall be exercisable for the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, Statutory Exchange, sale or conveyance by a holder of a number of shares of Common Stock issuable upon exercise of such Warrants (assuming, for such purposes, a sufficient number of authorized shares of Common Stock available for issuance upon exercise of all such Warrants) immediately prior to such reclassification, change, consolidation, merger, combination, Statutory Exchange, sale or conveyance assuming such holder of Common Stock did not exercise his rights of election, if any, that holders of Common Stock who were entitled to vote or consent to such transaction had as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, combination, Statutory Exchange, sale or conveyance (provided that, if the kind or amount of securities, cash or other property receivable upon such consolidation, merger, combination, Statutory Exchange, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purposes of this Section 13 the kind and
  ------------------
amount of securities, cash or other property receivable upon such consolidation, merger, combination, Statutory Exchange, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such supplemental warrant agreement shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 12. If, in the case of any such reclassification, change, consolidation, merger, combination, Statutory Exchange, sale or conveyance, the stock or other securities and assets receivable thereupon by a holder of shares of Common Stock include shares of stock or other securities and assets of a corporation other than the successor or purchasing person, as the case may be, in such reclassification, change, consolidation, merger, combination, Statutory Exchange, sale or conveyance, then such supplemental warrant agreement shall also be executed by such other person and shall contain such additional provisions to protect the interests of the holders of the Warrants as the Board of Directors shall reasonably consider necessary by reason of the foregoing. The Exercise Price for the stock and other securities, property and assets (including cash) so receivable upon such event shall be an amount equal to the Exercise Price immediately prior to such event.

     The Company shall cause notice of the execution of such supplemental warrant agreement to be mailed to each holder of Warrants, at such holder's address appearing on the Warrant register provided for in Section 6 of this Warrant agreement, within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental warrant agreement.

     The above provisions of this Section shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances.

     If this Section 13 applies to any event or occurrence, Section 12 shall not apply.

     SECTION 14.   Taxes on Shares Issued. The issue of stock certificates upon
                   ----------------------
exercise of Warrants shall be made without charge to the exercising Warrantholder for any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the holder of any Warrant exercised, and the Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     SECTION 15.   Reservation of Shares; Shares to Be Fully Paid; Listing of
                   ----------------------------------------------------------
Common Stock. The Company shall reserve, free from preemptive rights, and keep
------------
available out of its authorized but unissued shares or shares held in treasury, sufficient shares of Common Stock for issuance upon exercise of the Warrants from time to time as such Warrants are presented for exercise.

     Before taking any action which would cause an adjustment reducing the Exercise Price below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Warrants, the Company will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Exercise Price.

     The Company covenants that all shares of Common Stock issued upon exercise of Warrants will be duly and validly issued and fully paid and non-assessable by the Company and free from all taxes, liens and charges with respect to the issue thereof.

     The Company further covenants that if at any time the Common Stock shall be listed on the New York Stock Exchange, Nasdaq National Market or any other national securities exchange or automated quotation system the Company will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all Common Stock issuable upon conversion of the Warrants.

     SECTION 16.   Fractional Warrants and Fractional Shares(a)  Notwithstanding
                   -----------------------------------------
anything contained in this Agreement to the contrary, the Company shall not be required to issue fractions of Warrants or distribute Warrant Certificates which evidence fractional Warrants.

          (b) Notwithstanding anything contained in this Agreement to the contrary, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Warrants or to distribute certificates which evidence such fractional shares. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full shares of Common Stock which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of shares of Common Stock purchasable on exercise of all Warrants so presented. In lieu any of fractional shares, there shall be paid to the registered holders of Warrant Certificates at the time such Warrant Certificates are exercised, as herein provided, an amount in cash equal to the same fraction of the current market value of a share of Common Stock. For purposes of this Section 16(b), the current market value of a share of Common Stock shall be the Closing Price of a share of Common Stock for the Trading Day immediately prior to the date of such exercise.

     SECTION 17.   Notice to Warrantholders Prior to Certain Actions.  In case:
                   -------------------------------------------------

          (a) the Company shall declare a dividend (or any other distribution) on its Common Stock that would require an adjustment in the Exercise Price pursuant to Section 12; or

          (b) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

          (c) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

          (d) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

the Company shall cause to be filed with the Warrant Agent and mailed by the Warrant Agent at the Company's expense to each holder of Warrants at such holder's address appearing on the Warrant register as promptly as possible but in any event at least fifteen days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up.

     SECTION 18.   Merger, Consolidation or Change of Name of Warrant Agent. Any
                   --------------------------------------------------------
corporation into which the Warrant Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Warrant Agent under the provisions of Section 21. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, and in case at that time any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent; and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor warrant agent or in the name of the successor warrant agent; and in all such cases such Warrant Certificates shall have the full force provided in the Warrant Certificates and in this Agreement.

     In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent whose name has changed may adopt the countersignature under its prior name, and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name, and in all such cases such Warrant Certificates shall have the full force provided in the Warrant Certificates and in this Agreement.

     SECTION 19.   Warrant Agent. The Warrant Agent undertakes the duties and
                   -------------
obligations expressly imposed by this Agreement upon the following terms and conditions, and no implied duties or obligations shall be read into this Agreement against the Warrant Agent, by all of which the Company and the holders of Warrants, by their acceptance thereof, shall be bound:

          (a) The statements contained herein and in the Warrant Certificates shall be taken as statements of the Company, and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or action taken or to be taken by it . The Warrant Agent assumes no responsibility with respect to the distribution of the Warrant Certificates except as herein otherwise provided.

          (b) The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrant Certificates to be complied with by the Company.

          (c) The Warrant Agent may consult at any time with counsel of its own selection (who may be counsel for the Company) and the Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant Certificate in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

          (d) The Warrant Agent may conclusively rely upon and shall incur no liability or responsibility to the Company or to any holder of any Warrant Certificate for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument (whether in its original or facsimile form) believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

          (e) The Company agrees to pay to the Warrant Agent such compensation as shall be agreed between the Company and the Warrant Agent for all services rendered by the Warrant Agent in the execution of this Agreement, to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges of any kind and nature incurred by the Warrant Agent in connection with the execution and administration of its duties under this Agreement and to fully indemnify the Warrant Agent and save it harmless against any and all liabilities, claims, damages, losses and expenses including judgments, costs and reasonable counsel fees and expenses, for anything done or omitted by the Warrant Agent in the execution and administration of its duties under this Agreement except as determined by a court of competent jurisdiction to have been caused by its gross negligence or willful misconduct. The provisions of this
Section 19(e) shall survive the termination of this Agreement.

          (f) The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more registered holders of Warrant Certificates shall furnish the Warrant Agent with security and indemnity satisfactory to it for any costs and expenses which may be incurred . All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrant Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent, and any recovery of judgment shall be for the ratable benefit of the registered holders of the Warrants, as their respective rights or interests may appear.

          (g) The Warrant Agent, and any stockholder, director, officer or employee thereof, may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

          (h) The Warrant Agent shall act hereunder solely as agent for the Company, and its duties shall be determined solely by the provisions hereof and no duties shall be inferred or implied against the Warrant Agent. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own gross negligence or willful misconduct.

          (i) No provision of this Agreement shall require the Warrant Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of is rights if there shall be reasonable grounds for believing repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

     SECTION 20.   Disposition of Proceeds of Exercise of Warrants. The Warrant
                   -----------------------------------------------
Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all moneys or Notes received by the Warrant Agent on the purchase of shares of Common Stock upon the exercise of Warrants.

     SECTION 21.   Change of Warrant Agent. If the Warrant Agent shall become
                   -----------------------
incapable of acting as Warrant Agent, the Company shall appoint a successor. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such incapacity by the incapacitated Warrant Agent or by the registered holder of a Warrant Certificate, then the Warrant Agent or registered holder of any Warrant Certificate may apply, at the reasonable expense of the Company, to any court of competent jurisdiction for the appointment of a successor to the incapacitated Warrant Agent. Pending appointment of a successor to the Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company. Any successor warrant agent whether appointed by the Company or by such a court, shall be a bank or trust company, in good standing, incorporated under the laws of the State of New York or of the United States of America, and having its principal office in the Borough of Manhattan in New York, New York, and must have at the time of its appointment as Warrant Agent a combined capital and surplus of at least one hundred million dollars. After appointment the successor warrant agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the former Warrant Agent shall, upon payment of all amounts owed to it hereunder, deliver and transfer to the successor warrant agent any property at the time held by it hereunder and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the removal of the Warrant Agent or the appointment of a successor warrant agent as the case may be.

     SECTION 22.   Notices to Company and Warrant Agent. Any notice or demand
                   ------------------------------------
authorized by this Agreement to be given or made by the Warrant Agent or by the registered holder of any Warrant Certificate to or on the Company shall be sufficiently given or made if sent by mail, first class or registered, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent), as follows:

                    TiVo Inc.
                    2160 Gold Street
                    Alviso, CA 95002
                    Attention:  Chief Financial Officer

     In case the Company shall fail to maintain such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the principal corporate trust office of the Warrant Agent.

     Any notice pursuant to this Agreement to be given by the Company or by the registered holder of any Warrant Certificate to the Warrant Agent shall be sufficiently given if sent by first-class mail, postage pre-paid, addressed (until another address is filed in writing by the Warrant Agent with the Company) to the Warrant Agent as follows:

                    The Bank of New York
                    101 Barclay Street, Floor 21W
                    New York, NY 10286
                    Attention:  Corporate Trust Administration

     SECTION 23.   Supplements and Amendments. The Company and the Warrant Agent
                   --------------------------
may from time to time supplement or amend this Agreement without the approval of any holders of Warrant Certificates in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not adversely affect the interests of the holders of Warrant Certificates; provided, however,
                                                             --------  -------
that the written consent of the holders of Warrant Certificates representing a majority of the Warrants then outstanding (but not including any Warrants then held by the Company or its Affiliates) is required to amend or supplement the Warrant Agreement in any manner that would have a material adverse effect on the interests of the Warrantholders and provided further, that the consent of each
                                    -------- -------
holder of the Warrants affected is required for any amendment which would increase the Exercise Price or decrease the number of shares of Common Stock purchasable upon exercise of the Warrants, except, in any case, pursuant to the adjustments provided for in Section 12.

     Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section, the Warrant Agent shall execute such supplement or amendment. Notwithstanding any other provision hereof, the Warrant Agent's consent must be obtained regarding any amendment or supplement pursuant to this
Section 23 which alters the Warrant Agent's rights or duties.

     It shall not be necessary for the consent of the Warrantholders under this
Section 23 to approve the particular form of any proposed supplemental warrant agreement, but it shall be sufficient if such consent shall approve the substance thereof.

     SECTION 24.   Successors. All the covenants and provisions of this
                   ----------
Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

     SECTION 25.   Termination. This Agreement shall terminate at the close of
                   -----------
business on August 28, 2006. Notwithstanding the foregoing, this Agreement will terminate on any earlier date if all Warrants have been exercised or terminated pursuant to Section 9(b). The provisions of Section 19 shall survive such termination.

     SECTION 26.   Governing Law. THIS AGREEMENT AND EACH WARRANT CERTIFICATE
                   -------------
ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, INCLUDING WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

     SECTION 27.   Benefits of This Agreement. Nothing in this Agreement shall
                   --------------------------
be construed to give to any person or corporation other than the Company, the Warrant Agent and the registered holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the registered holders of the Warrant Certificates.

     SECTION 28.   Counterparts. This Agreement may be executed in any number of
                   ------------
counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                    TIVO INC.


                                    By: /s/ Michael Ramsay
                                       -----------------------------
                                    Name: Michael Ramsay
                                         ---------------------------
                                    Title: President and Chief Executive
                                          ------------------------------
                                           Officer
                                          ------------------------------

Attest:

By: /s/ David H. Courtney
   ----------------------------------
Name:  David H. Courtney
     --------------------------------
Title: Senior Vice President, Finance
      -------------------------------
       and Administration and
      -------------------------------
       Chief Financial Officer
      -------------------------------

                                    THE BANK OF NEW YORK, as Warrant Agent

                                    By: /s/ Michael Pitfick
                                       ------------------------------
                                    Name: Michael Pitfick
                                         ----------------------------
                                    Title: Assistant Treasurer
                                          ---------------------------

                     [SIGNATURE PAGE TO WARRANT AGREEMENT]

                                                                       EXHIBIT A
                                                                       ---------
                                FORM OF WARRANT
                                ---------------

                                   TIVO INC.

No. __________                                             CUSIP No. __________

[THE FOLLOWING PARAGRAPHS SHALL APPEAR ON THE FACE OF EACH RESTRICTED WARRANT.]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE

"SECURITIES ACT").  THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR
 --------------
THE BENEFIT OF THE ISSUER THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (1) TO THE ISSUER, (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER APPEARING ON THIS SECURITY), (3) TO A PERSON THAT IS AN ACCREDITED INVESTOR AS DEFINED IN RULE 501(A)(1), (2), (3), (5), (6) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER APPEARING ON THIS SECURITY) AND THAT IS ACQUIRING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION, AND A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER IS AN EXHIBIT TO THE AGREEMENT GOVERNING THIS SECURITY AND MAY BE OBTAINED FROM THE WARRANT AGENT) IS DELIVERED PRIOR TO SUCH TRANSFER BY THE TRANSFEREE TO THE ISSUER AND THE WARRANT AGENT, (4) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (6) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS. THE HOLDER HEREOF AGREES, THAT PRIOR TO SUCH TRANSFER, IT WILL FURNISH TO THE ISSUER AND THE WARRANT AGENT AN OPINION OF COUNSEL IF THE ISSUER SO REQUESTS (OTHER THAN WITH RESPECT TO A TRANSFER PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT) AND SUCH CERTIFICATES AND OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS AND IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER HEREOF AGREES THAT IT

WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF SUCH LEGEND. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE ISSUER THAT IT IS AN ACCREDITED INVESTOR AS DEFINED IN RULE 501(A)(1), (2),
(3), (5), (6) OR (7) OF REGULATION D UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT.

[THE FOLLOWING PARAGRAPH SHALL APPEAR ON THE FACE OF EACH WARRANT THAT COMPRISES A PART OF A UNIT:]

EXCEPT AS DESCRIBED IN THE NEXT SENTENCE, EACH WARRANT REPRESENTED BY THIS CERTIFICATE MUST TRADE AS A UNIT WITH ONE ONE-YEAR WARRANT (AS DEFINED IN THE WARRANT AGREEMENT GOVERNING THIS SECURITY) AND MAY NOT BE TRANSFERRED OR EXCHANGED WITHOUT THE SIMULTANEOUS TRANSFER OR EXCHANGE OF CERTIFICATES REPRESENTING ONE ONE-YEAR WARRANT FOR EACH WARRANT BEING TRANSFERRED OR EXCHANGED. UPON THE EXERCISE OF THE ONE-YEAR WARRANTS TO WHICH ALL OR A PORTION OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE RELATE, SUCH WARRANTS (OR THE PORTION OF SUCH WARRANTS EQUAL TO THE NUMBER OF ONE-YEAR WARRANTS EXERCISED) MAY BE TRANSFERRED SEPARATELY AND THIS LEGEND SHALL BE REMOVED WITH RESPECT TO SUCH WARRANTS (OR THE PORTION OF SUCH WARRANTS EQUAL TO THE NUMBER OF ONE-YEAR WARRANTS EXERCISED).

[THE COMPANY MAY, BUT IS NOT OBLIGATED TO INSTRUCT THE WARRANT AGENT TO PLACE THE FOLLOWING LEGEND ON ANY WARRANT HELD BY OR TRANSFERRED TO AN "AFFILIATE" (AS DEFINED IN RULE 501(B) OF REGULATION D UNDER THE SECURITIES ACT):]

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE HELD BY A PERSON WHO MAY BE DEEMED TO BE AN AFFILIATE OF THE ISSUER FOR PURPOSES OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND MAY BE SOLD ONLY IN COMPLIANCE WITH RULE 144, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO A VALID EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT.

                                    WARRANT

           REPRESENTING _________ WARRANTS TO PURCHASE COMMON STOCK

     This certifies that _________, or its registered assigns, is the registered owner of __________ Warrants, each expiring August 28, 2006 and each of which entitles the registered owner thereof (the "Warrantholder") to purchase at any
                                            -------------
time prior to the expiration hereof from TIVO INC., a Delaware corporation (the "Company"), 0.33 of one share of Common Stock (the "Common Stock"), $0.001 par
 -------                                            ------------
value per share, of the Company at the purchase price of $7.85 per share of Common Stock (the "Exercise Price"), subject to adjustment as provided in the
                   --------------
Warrant Agreement hereinafter referred to.

     The Warrants evidenced by this Warrant are issued under and in accordance with the Warrant Agreement, dated as of August 28, 2001 (the "Warrant
                                                              -------
Agreement"), between the Company and The Bank of New York, as warrant agent (the "Warrant Agent"), and the Registration Rights Agreement, dated of even date
 -------------
therewith (the "Registration Rights Agreement"), among the Company and the
                -----------------------------
initial purchasers of the Warrants, and are subject to the terms and provisions contained therein, to all of which terms and provisions the holder of this Warrant consents by acceptance of this Warrant and which Warrant Agreement and Registration Rights Agreement are hereby incorporated by reference in and made a part of this Warrant.

     Until the Separation Date, any Warrants represented by this Certificate shall be transferable or exchangeable only as a Unit with a like number of One-Year Warrants (as defined in the Warrant Agreement). The Separation Date, with respect to any Warrant shall be the date upon which such One-Year Warrant with which such Warrant comprises a Unit shall have been exercised in accordance with its terms and the terms of the One-Year Warrant Agreement (as defined in the Warrant Agreement).

     Reference is hereby made to the Warrant Agreement and the Registration Rights Agreement for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company and the Warrantholders. The summary of the terms of the Warrant Agreement and the Registration Rights Agreement contained in this Warrant is qualified in its entirety by express reference to such agreements. All capitalized terms used but not defined in this Warrant shall have the meanings assigned to them in the Warrant Agreement.

     As provided in the Warrant Agreement, and subject to the terms and conditions set forth therein including early termination of the Warrants, the Warrants shall be exercisable, unless earlier terminated as described below, at any time during the period commencing on the Separation Date and ending at 5:00 p.m., New York time, on August 28, 2006 (the "Expiration Date"). This Warrant
                                              ---------------
may be exercised on any Business Day on or prior to close of business on the Expiration Date.

     Any Warrant not exercised before the close of business on the Expiration Date, or the Termination Date, as the case may be, shall become void, and all rights of the holder under the Warrant Certificate evidencing such Warrant and under this Agreement shall cease.

     With respect to any Warrant, if at any time prior to the Expiration Date, the One-Year Warrant with which such Warrant comprises a Unit expires or terminates pursuant to the terms of the One-Year Warrant Agreement without having been exercised pursuant to the terms thereof (the date of such expiration or termination, the "Termination Date") then such Warrant shall terminate if not
                     ----------------
exercised before 5:00 p.m., New York City time, on the Termination Date.

     The Exercise Price and the number of shares of Common Stock purchasable upon exercise of each Warrant are subject to adjustment as provided in the Warrant Agreement. If any of the following events occur, namely (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation, merger or combination of the Company with another person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, (iii) any statutory exchange, as a result of which holders of Common Stock generally shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock (such transaction, a "Statutory Exchange"), (iv) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing person, as the case may be, shall execute with the Warrant Agent a supplemental warrant agreement providing that such Warrant shall be exercisable for the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, Statutory Exchange, sale or conveyance by a holder of a number of shares of Common Stock issuable upon exercise of such Warrants (assuming, for such purposes, a sufficient number of authorized shares of Common Stock available for issuance upon exercise of all such Warrants) immediately prior to such reclassification, change, consolidation, merger, combination, Statutory Exchange, sale or conveyance assuming such holder of Common Stock did not exercise his rights of election, if any, that holders of Common Stock who were entitled to vote or consent to such transaction had as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, combination, Statutory Exchange, sale or conveyance (provided that, if the kind or amount of securities, cash or other property receivable upon such consolidation, merger, combination, Statutory Exchange, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the
                                         ------------------
purposes of Section 13 of the Warrant Agreement the kind and amount of securities, cash or other property receivable upon such consolidation, merger, combination, Statutory Exchange, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such supplemental warrant agreement shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 12 of the Warrant Agreement. If, in the case of any such reclassification, change, consolidation, merger, combination, Statutory Exchange, sale or conveyance, the stock or other securities and assets receivable thereupon by a holder of shares of Common Stock include shares of stock or other securities and assets of a corporation other than the successor or purchasing person, as the case may be, in such reclassification, change, consolidation, merger, combination, Statutory Exchange, sale or conveyance, then such supplemental warrant agreement shall also be executed by such other person and shall contain such additional provisions to protect the interests of the holders of the Warrants as the Board of Directors shall reasonably consider necessary by reason of the foregoing. The Exercise Price for the stock and other securities, property and assets (including cash) so receivable upon such event shall be an amount equal to the Exercise Price immediately prior to such event.

     The Company shall not be required to issue fractions of shares of Common Sock upon exercise of the Warrants or to distribute certificates which evidence such fractional shares. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full shares of Common Stock which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of shares of Common Stock purchasable on exercise of all Warrants so presented. In lieu any of fractional shares, there shall be paid to the registered holders of Warrant Certificates at the time such Warrant Certificates are exercised an amount in cash equal to the same fraction of the current market value of a share of Common Stock. For purposes of this calculation, the current market value of a share of Common Stock shall be the Closing Price of a share of Common Stock for the Trading Day immediately prior to the date of such exercise.

     The Company covenants that it will at all times through 5:00 p.m., New York time, on the Expiration Date (or, if the Expiration Date shall not be a Business Day, then on the next-succeeding Business Day) reserve, free from preemptive rights, and keep available out of its authorized but unissued shares or shares held in treasury or a combination thereof of Common Stock, solely for the purpose of issue upon exercise of Warrants as herein provided, sufficient shares of Common Stock, for issuance upon exercise of, the Warrants from time to time as such Warrants are presented for exercise. The Company covenants that all shares of Common Stock issued upon exercise of Warrants shall be duly and validly issued and fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.

     The initial issuance of certificates of Common Stock upon the exercise of Warrants shall be made without charge to the exercising Warrantholders for any tax in respect of the issuance of such stock certificates, and such stock certificates shall be issued in the respective names of, or in such names as may be directed by, the registered holders of the Warrants exercised, subject to the restrictions on transfer set forth herein and in the Warrant Agreement; provided, however, that the Company shall not be required to pay any tax that
--------  -------
may be payable in respect of any transfer involved in the issuance and delivery of any such stock certificate, any Warrant Certificates or other securities in a name other than that of the registered holder of the Warrant Certificate surrendered upon exercise of the Warrant, and the Company shall not be required to issue or deliver such certificates or other securities unless and until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     Subject to the terms and provisions of the Registration Rights Agreement, the Company shall file under the Securities Act a registration statement providing for the registration of all of the Warrants and the shares of Common Stock issuable upon exercise thereof.

     As provided in the Warrant Agreement and the Registration Rights Agreement, the Warrantholders have additional rights and duties with respect to the registration of the Warrants and the Common Stock issuable upon exercise of the Warrants. A Warrantholder may be required to indemnify and hold the Company and certain other persons harmless in connection with written information furnished to the Company by or on behalf of such Warrantholder specifically for use in any registration statement, or any preliminary or final or summary Prospectus contained therein or any amendment or supplement thereto.

     By its acceptance of any Warrant represented by a Warrant Certificate bearing a restrictive legend, each holder and beneficial owner of such a Warrant acknowledges the restrictions on transfer of such a Warrant set forth in such legend and agrees that it will transfer such a Warrant only in accordance with such legend.

     Subject to the restrictions on transfer set forth herein and in the Warrant Agreement, this Warrant and all rights hereunder are transferable by the registered Warrantholder hereof, in whole or in part, on the Warrant register, upon surrender of this Warrant Certificate duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Warrant Agent duly executed, with signatures guaranteed as specified in the attached "Form of Assignment," by the registered Warrantholder hereof or his attorney duly authorized in writing and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any partial transfer, the Company will issue and the Warrant Agent will countersign and deliver to such Warrantholder a new Warrant Certificate or Warrant Certificates with respect to any portion not so transferred. Each taker and holder of this Warrant, by taking and holding the same, consents and agrees that prior to the registration of transfer as provided in the Warrant Agreement, the Company and the Warrant Agent may treat the person in whose name the Warrants are registered as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding.

     This Warrant Certificate may be exchanged at the office of the Warrant Agent for Warrant Certificates representing the same aggregate number of Warrants, each new Warrant Certificate to represent such number of Warrants as the holder hereof shall designate at the time of such exchange.

     Prior to the exercise of the Warrants represented hereby, the holder of this Warrant shall not be entitled, as such, to any rights of a stockholder of the Company, including, without limitation, the right to vote or to consent to any action of the stockholders of the Company, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of stockholders of the Company, and shall not be entitled to receive any notice of any proceedings of the Company except as provided in the Warrant Agreement.

     Copies of the Warrant Agreement are on file at the office of the Warrant Agent and may be obtained by writing to the Warrant Agent at the following address:

                             The Bank of New York
                             101 Barclay Street, Floor 21W
                             New York, NY 10286
                             Attention:  Corporate Trust Administration

THE WARRANT AGREEMENT AND THIS WARRANT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, INCLUDING WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

     This Warrant shall not be valid for any purpose until it shall have been countersigned by the Warrant Agent.

                                                  TIVO INC.

                                                  By: ______________________
                                                  Name:
                                                  Title:

Attest:

By: ______________________
Name:
Title:



Countersigned:

THE BANK OF NEW YORK
as Warrant Agent

By: ______________________
     Authorized Signatory

Dated:

                                 EXERCISE FORM
                                 -------------

                (To be executed only upon exercise of Warrant)

     The undersigned registered holder of a Warrant Certificate representing __________ Warrants irrevocably elects to exercise __________ of the Warrants represented by the Warrant Certificate for the purchase of 0.33 of one share (subject to adjustment as set forth in the Warrant Agreement) of Common Stock, $0.001 par value, of TiVo Inc., for each Warrant so exercised, and herewith

     [_] makes payment of $__________ (such payment being in cash or by certified or official bank check payable to the order or at the direction of TiVo Inc.),

     [_] tenders $_______ principal amount of the Company's 7% Convertible Senior Notes due 2006, plus payment of $__________ (such payment being in cash or by certified or official bank check payable to the order or at the direction of TiVo Inc.),

     [_] elects to make a "Cashless Exercise" of such Warrants as provided in
Section 10(b) of the Warrant Agreement,

all at the exercise price and on the terms and conditions specified in the Warrant and the Warrant Agreement therein referred to, and surrenders all of its right, title and interest in the number of Warrants exercised herein to TiVo Inc., and directs that the shares of Common Stock or other securities or property deliverable upon the exercise of such Warrants, and any Warrant Certificate or interests in the Warrant representing unexercised Warrants, be registered or placed in the name and at the address specified below and delivered thereto.

Dated:


                                    _______________________________________
                                    (Signature of Warrantholder)

                                    _______________________________________
                                    (Street Address)

                                    _______________________________________
                                    (City)              (State)  (Zip Code)

                                    Signature Guaranteed By:

                                     _______________________________________

This form must be delivered to the Warrant Agent at the Corporate Office, which initially shall be 101 Barclay Street, Floor 21W, New York, N.Y. 10286,
Attention: Corporate Trust Administration. Copies of this form must be sent by facsimile to TiVo Inc., attention General Counsel ((650) 519-5333) and Latham & Watkins, attention John Donohue ((650) 463-2600).

  1.  COMMON STOCK AND/OR CHECK TO BE ISSUED TO:

IF IN CERTIFICATED FORM:

     Social Security Number or identifying number: _____________________________

     Name: _______________________________________ _____________________________

     Street Address: _____________________________ _____________________________

     City, State and Zip Code: ___________________ _____________________________

IF IN BOOK-ENTRY FORM THROUGH DTC:

     ACCOUNT NUMBER: _____________________________ _____________________________

     ACCOUNT NAME: _______________________________ _____________________________

ANY UNEXERCISED WARRANTS REPRESENTED BY THE EXERCISING HOLDER'S INTEREST IN THE WARRANT TO BE ISSUED IN CERTIFICATED FORM TO:

     Social Security Number or identifying number:

     Name: _______________________________________ _____________________________

     Street Address: _____________________________ _____________________________

     City, State and Zip Code: ___________________ _____________________________

                        FORM OF ASSIGNMENT AND TRANSFER
                        -------------------------------

     FOR VALUE RECEIVED the undersigned registered holder of the within Warrant Certificate hereby sells, assigns and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by the within Warrant Certificate not being assigned hereby) all of the right of the undersigned under the within Warrant Certificate, with respect to the number of Warrants set forth below:



                                                                                                          Social Security
                                                                               Number                     Number or Other
    Name of Assignees                        Address                         of Warrants                Identifying Number
---------------------------        ---------------------------       ---------------------------    ---------------------------




and does hereby irrevocably constitute and appoint ________________________, the undersigned's attorney, to make such transfer on the books of TiVo Inc. maintained for the purpose, with full power of substitution in the premises.

     In connection with any transfer occurring within two years (or such longer or shorter holding period required under Rule 144(k) of the Securities Act) of the original issuance of such Warrant (unless such Warrant is being transferred pursuant to a registration statement that has been declared effective under the Securities Act), the undersigned confirms that such Warrant is being transferred:

          [_]  *To TiVo Inc. or a subsidiary thereof; or

          [_] *To an Institutional Accredited Investor pursuant to and in compliance with the Securities Act of 1933, as amended; or

          [_] *To an Individual Accredited Investor pursuant to and in compliance with the Securities Act of 1933, as amended; or

          [_] *In an offshore transaction pursuant to and in compliance with Regulation S under the Securities Act of 1933, as amended; or

          [_] *Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended;

and unless the box below is checked, the undersigned confirms that such Warrant is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate"):

          [_]  *The transferee is an Affiliate of the Company.

Dated:


                                   _________________________________________
                                   (Signature of Warrantholder)


                                   _________________________________________
                                   (Street Address)


                                   _________________________________________
                                   (City)        (State)        (Zip Code)


                                   Signature Guaranteed By:


                                   _________________________________________

                                                                       EXHIBIT B
                                                                       ---------

                  FORM OF TRANSFER LETTER OF REPRESENTATIONS

                  (TO BE DELIVERED UPON EXERCISE OF WARRANTS
                     OR UPON CERTAIN TRANSFERS OF WARRANTS
                   WITHOUT EFFECTIVE REGISTRATION STATEMENT)


     We are delivering this letter in connection with (i) the exercise of Warrants (as defined in the Warrant Agreement, dated as of August 28, 2001, between TiVo Inc., a Delaware corporation (the "Company") and The Bank of New York, a New York banking corporation (the "Warrant Agent")) by us for shares of common stock, par value $.001 per share, of the Company (the "Common Stock") or
(ii) the sale or transfer to us of Warrants, other than pursuant to a registration statement that has been declared effective under the Securities Act of 1933, as amended (the "Securities Act"). The Warrants and the Common Stock are sometimes referred to herein as the "Securities."

     We hereby confirm that:

          (i) we are an "accredited investor" within the meaning of Rule 501(a)(1),(2), (3), (5), (6) or (7) under the Securities Act;

          (ii) any purchase or receipt of the Securities by us will be for investment purposes and for our own account, not as a nominee or agent;

          (iii) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing or receiving the Securities ;

          (iii) we do not have need for liquidity in our investment in the Securities, we have the ability to bear the economic risks of our investment in the Securities for an indefinite period of time and we are able to afford the complete loss of our investment in the Securities;

          (iv) we are not acquiring the Securities with a view to any distribution thereof in a transaction that would violate the Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction, and we have no present intention of selling, granting any participation in, or otherwise distributing the same;

          (v) we have had access to such information regarding the Company necessary in order for us to make an informed decision and any such information which we have requested have been made available for us or our attorney, accountant, or advisor; and

          (vi) we or our attorney, accountant, or advisor have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the business, management and financial affairs of the Company and the terms and conditions of the acquisition by us of the Securities and all such questions have been answered to our full satisfaction, and we have acquired sufficient information about the Company to make an informed and knowledgeable decision to acquire the Securities.

     We understand that the Securities have not been registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Securities, that such Securities may be offered, resold, pledged or otherwise transferred only (i) in a transaction meeting the requirements of Rule 144 under the Securities Act, outside the United States in a transaction meeting the requirements of Rule 904 under the Securities Act, or in accordance with another exemption from the registration requirements of the Securities Act, (ii) to the Company or (iii) pursuant to an effective registration statement, and, in each case, in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction. We agree that we will furnish the Company, the Warrant Agent and, if exercising Warrants, the Company's transfer agent an opinion of counsel, if the Company so requests, that the foregoing restrictions on transfer have been complied with. We understand that the Warrant Agent will not be required to accept for registration of transfer or exercise any Warrants, except upon presentation of evidence satisfactory to the Company, including an opinion of counsel if the Company so requests, that the foregoing restrictions on transfer or exercise have been complied with.

     We acknowledge that the Company and others will rely upon our confirmations, acknowledgements and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.


                                    ______________________________
                                    (Name)

                                    By:____________________________

                                        Name:

                                        Title:


                                        Address:

                                      B-2